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                                   EXHIBIT 32

  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER and PRINCIPAL FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Everest Fund, L.P. (the "Partnership"), for the quarter ended September 30, 2005, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Lamoureux, President of Everest Asset Management, Inc., the General Partner of the Partnership hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                       By: /s/ Peter Lamoureux
                                       -----------------------------------------
                                       Name: Peter Lamoureux
                                            ------------------------------------
                                       Title: Director, President and Treasurer
                                              ----------------------------------
                                       November 11, 2005


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being "filed" as part of the Form 10-Q or as a separate disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that this Exhibit 32 is expressly and specifically incorporated by reference in any such filing.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.



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